Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
January, 1999

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  11.84%
     January, 1999  13.52%
     December, 1998  12.22%
     November, 1998  9.78%



Cash Yield                                              28.40%


Investor Charge Offs                                    7.48%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.73%


Seller's Interest                                       48.82%


Total Payment Rate                                      11.65%


Total Principal Balance                                $3,647,591,925.48


Investor Participation Amount                          $125,000,000.00


Seller Participation Amount                            $1,780,925,258.7